UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2025
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Item 1.01. Entry into a Material Definitive Agreement.
On March 11, 2025, the Defense Counterintelligence and Security Agency (“DCSA”) provided Leonardo DRS, Inc. (the “Company”) with official notification (“Approval Letter”) that it had approved the Amended and Restated Proxy Agreement by and among the Company’s indirect majority stockholder Leonardo S.p.A. (“Leonardo”); the Company’s direct majority stockholder Leonardo US Holding, LLC (“Leonardo US”); Leonardo International S.p.A, an Italian società per azioni; the Company; the individual Proxy Holders who are signatories thereto (the “Proxy Holders”) and their successors; and the U.S. Department of Defense (the “DoD”) (the “Amended Proxy Agreement”), along with an executed version thereof. The DCSA dated each of the Amended Proxy Agreement and its Approval Letter “March 1, 2025,” but the Company did not receive the executed copy from DCSA until March 11, 2025. The Amended Proxy Agreement has an effective date of March 1, 2025.
As further described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, since the Company has an Italian owned majority stockholder, the Company is deemed to be operating under Foreign Ownership, Control of Influence (“FOCI”), as defined under the National Industrial Security Program Operating Manual. In order to be permitted to maintain the Company’s security clearances and its access to classified data and to perform or bid on classified programs, the Company is required to mitigate FOCI. The Company has previously done so by entering into the Commitment Letter, dated February 26, 2021, by and among the Company, Leonardo US, Leonardo and the DoD, which allowed the Company to operate under an interim form of Amended and Restated Proxy Agreement (the “Interim Amended Proxy Agreement”) pending approval of the DoD of the Amended Proxy Agreement (which approval was obtained prior to execution thereof). The Commitment Letter and Interim Amended Proxy Agreement were previously filed as exhibits to the Company’s Annual Report on Form 10-K and are described in our SEC filings.
The Amended Proxy Agreement modifies certain terms of the Interim Amended Proxy Agreement to, among other things, (i) allow Leonardo U.S., in consultation with Leonardo, to reappoint Proxy Holders, as long as the Proxy Holder has not had a break in service as a Proxy Holder to the Company; (ii) provide that the Company and Leonardo US can mutually agree to expand the size of the Company’s Board of Directors, provided that the number of Proxy Holder director positions shall not be less than the number of non-Proxy Holder director positions; (iii) update the expiration dates of the terms of the Class A, Class B, and Class C Proxy Holders; (iv) require the Proxy Holders to advise the DCSA and Leonardo US of any action taken to appoint an independent financial auditor; and (v) provide that the terms of compensation for the Proxy Holders and non-Proxy Holder directors shall not be reduced during such person’s tenure, but may be increased in accordance with normal practices for U.S. public companies. All other material terms contained in the Interim Amended Proxy Agreement remain substantially unchanged in the Amended Proxy Agreement.
The foregoing summary is qualified in its entirety by reference to the full text of the Amended Proxy Agreement, which is incorporated into this Item 1.01 by reference to Exhibit 10.1 of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
10.1
Form of Amended and Restated Proxy Agreement of Leonardo DRS, Inc. by and among Leonardo DRS, Inc., the individual Proxy Holders signatories thereto, Leonardo US Holding, Inc., Leonardo – Società per azioni and the U.S. Department of Defense

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: March 12, 2025	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary